UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2010

Echo Metrix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31590	11-3621755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Jericho Turnpike, Suite 208E, Syosset, New York	11791
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (516) 802-0223

SearchHelp, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On June 14, 2010 EchoMetrix, Inc. (the “Registrant”) extended the term to exercise the Registrant’s Class A Warrant (EHMIW) from June 30, 2010 to January 31, 2011, and the Registrant’s Class B Warrant (EHMIZ) from June 30, 2010 to January 31, 2011. The Registrant is also extending certain placement agent warrants to the dates referenced above. All other terms and conditions of the Warrants will remain the same. The Registrant will file a Post-Effective Amendment No. 5 to its Registration Statement on Form S-1 (“Post-Effective Amendment”). The extended date of expiration will become effective upon the date on which the Securities and Exchange Commission declares the Post-Effective Amendment effective.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 15th day of June, 2010		Echo Metrix, Inc.

	By: /s/	Erica Zalbert
Erica Zalbert
Chief Financial Officer